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                                                                    Exhibit 21.1

                          Subsidiaries of the Company

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
---------------------------------------------------------- --------------------------------------------------------
                           Name                                                 Jurisdiction
 --------------------------------------------------------- --------------------------------------------------------
 ADV Engineering                                            France
 --------------------------------------------------------- --------------------------------------------------------
 Alacrity Communications, Inc.                              California
 --------------------------------------------------------- --------------------------------------------------------
 Easics, N.V.                                               Belgium
 --------------------------------------------------------- --------------------------------------------------------
 Horizon Semiconductors, Inc.                               Virginia
 --------------------------------------------------------- --------------------------------------------------------
 TranSwitch II Corp.                                        Delaware
 --------------------------------------------------------- --------------------------------------------------------
 TranSwitch III Corp.                                       Delaware
 --------------------------------------------------------- --------------------------------------------------------
 TranSwitch Europe N.V./S.A.                                Belgium
 --------------------------------------------------------- --------------------------------------------------------
 TranSwitch Foreign Sales Corporation                       U.S. Virgin Islands
 --------------------------------------------------------- --------------------------------------------------------
 TranSwitch India Private Limited                           India
 --------------------------------------------------------- --------------------------------------------------------
 TranSwitch International Corp.                             Delaware
 --------------------------------------------------------- --------------------------------------------------------
 TranSwitch SA                                              Switzerland
 --------------------------------------------------------- --------------------------------------------------------

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